15. Income Taxes (Details-Deferred Tax Assets) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred income tax asset
Net operating loss carryforwards	$ 2,704,332	$ 1,947,748
Interest	40,261	39,827
Total deferred income tax asset	2,744,593	1,987,575
Less: valuation allowance	(2,744,593)	(1,987,575)
Total deferred income tax asset	$ 0	$ 0